UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2007

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      Other Events.

On October 8, 2007, Force Protection, Inc. (the “Registrant”) issued a press release to announce that it was awarded a $3.5 million contract from BAE Systems.  This contract is for the supply of labor for the fabrication and final integration of forty-five (45) Iraq Light Armored Vehicles (“ILAV”). BAE Systems will provide all material to the Registrant for this work. Additionally, BAE Systems will be responsible for the automotive integration of the ILAV vehicles.  The price of this contract does not include license payments due to the Registrant from BAE Systems pursuant to the production license between the Registrant and BAE Systems. Eighteen (18) of these ILAV’s are bound for Yemen.

The combined enterprise of the Registrant and BAE Systems have previously received awards totaling $180 million, resulting in orders to build 398 ILAVs, based on the proven design of the Cougar vehicle.   BAE Systems is prime contractor of the ILAV, and the Registrant acts as subcontractor.

This  Current Report on Form 8-K  contains  forward-looking  statements  that  involve risks and uncertainties, including, without limitation, statements  concerning  our  business  and possible or assumed future results of operations.  Certain words,  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions are used to identify  forward-looking  statements.  Undue reliance should not be placed on these forward-looking statements.  The Registrant’s actual results could differ materially from those anticipated in the  forward-looking  statements  for  many  reasons  including:  its ability to raise capital when necessary; availability of parts and raw materials for its products; continued customer acceptance of its products; ongoing success of its research and development efforts;  competition  in  its  markets  and industry segments; greater than expected costs; and other risks and uncertainties as may be detailed from  time  to  time  in  the Registrant’s  public announcements and SEC filings. Although the Registrant believes  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  the Registrant’s future  results,  levels  of  activity,  performance  or achievements may not meet these expectations.  The Registrant does not intend to update any of the  forward-looking statements after the date of this document to conform these statements  to  actual  results  or  to  changes  in its expectations, except as required  by  law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: October 12, 2007

/s/ Gordon McGilton
(Signature)

Name: Gordon McGilton
Title: Chief Executive Officer